UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 26, 2006

BECTON, DICKINSON AND COMPANY

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-4802	22-0760120

(Commission File Number)	(IRS Employer Identification No.)

1 Becton Drive, Franklin Lakes, New Jersey	07417-1880

(Address of Principal Executive Offices)	(Zip Code)

(201) 847-6800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 26, 2006, Becton, Dickinson and Company (“BD”) issued a press release announcing its financial results for the first fiscal quarter of fiscal year 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

Additional Reconciliations of Non-GAAP Measures

Below are reconciliations of certain non-GAAP financial measures used in the press release attached hereto as Exhibit 99.1 to the comparable GAAP measure:

	Three Months Ended March 31, 2006 (Estimated)	Six Months Ended March 31, 2006 (Estimated)
Diluted EPS from Continuing Operations	$0.78-$0.79	$1.63-$1.64

GeneOhm Operations	(0.01)	(0.01)

Diluted EPS from Continuing Operations, Excluding GeneOhm Operations	0.79-0.80	1.64-1.65

Insurance Settlements	(0.03)	(0.05)

Diluted EPS from Continuing Operations, Excluding Specified Items and GeneOhm Operations	0.76-0.77	1.59-1.60

GeneOhm Operations	(0.01)	(0.01)

Diluted EPS from Continuing Operations, Excluding Specified Items and Including GeneOhm Operations	$0.75-$0.76	$1.58-$1.59

	Six Months Ended September 30, 2006 (Estimated)	Twelve Months Ended September 30, 2006 (Estimated)
Diluted EPS from Continuing Operations	$1.57-$1.60	$3.20-$3.24

GeneOhm Operations	(0.06)	(0.07)

Diluted EPS from Continuing Operations, Excluding GeneOhm Operations	1.63-1.66	3.27-3.31

Insurance Settlements	—	(0.05)

Diluted EPS from Continuing Operations, Excluding Specified Items and GeneOhm Operations	1.63-1.66	3.22-3.26

GeneOhm Operations	(0.06)	(0.07)

Diluted EPS from Continuing Operations, Excluding Specified Items and Including GeneOhm Operations	$1.57-$1.60	$3.15-$3.19

The foregoing does not reflect any in-process R&D charge that may be recorded in connection with the anticipated acquisition of GeneOhm Sciences, Inc., as discussed in the press release.

This Current Report on Form 8-K and the press release furnished as Exhibit 99.1 contain certain financial measures that differ from those presented in accordance with U.S. generally accepted principles (GAAP), as follows:

•

Revenues. We present revenue growth rates at constant foreign exchange rates. We believe that presenting growth rates at constant foreign exchange rates allows investors to view the underlying operating results of BD and of its segments without the impact of fluctuations in foreign currency exchange rates, thereby facilitating comparisons to prior periods.

•

Selling and Administrative Expense. We present selling and administrative expense, both alone and as a percentage of revenues, after excluding the impact of an insurance settlement. Management presents these adjusted measures in order to assist investors in comparing BD’s selling and administrative expense for the period to prior periods.

•

Operating Income. We present BD’s operating income, both alone and as a percentage of revenues, after excluding the impact of an insurance settlement. Management believes that these adjusted measures of operating income are more indicative of BD’s underlying performance, and also allow investors to better understand BD’s comparative operating performance for the period presented.

•

Income Taxes/Effective Tax Rate. We present income taxes and effective tax rate for the quarter presented after excluding the impact of an insurance settlement. Management provides these adjusted measures of income taxes and effective tax rate in order to facilitate comparisons to prior periods.

We also present income taxes and effective tax rate for the prior year’s period after excluding the effects of significant reversals of tax reserves and the effects of changes in tax laws and regulations and other events that caused the tax rate for the quarter to vary from BD’s then expected effective tax rate for the full year. Management provides these adjusted measures of income taxes and effective tax rate in order to facilitate comparisons to other periods.

•

Income from Continuing Operations. We present operating income from continuing operations, both alone and as a percentage of revenues, after excluding the impact of an insurance settlement. Management believes that these adjusted measures of income from continuing operations are more indicative of BD’s underlying performance, and also allow investors to better understand BD’s comparative operating performance for the period presented.

•

Earnings Per Share. We present earnings per share from continuing operations, both for the quarter presented and on a prospective basis, after excluding the impact of concluded or anticipated insurance settlements. Management believes that these adjusted measures of earnings per share from continuing operations are more indicative of BD’s underlying performance and also allow investors to better understand BD’s comparative operating performance for the periods presented.

We also present earnings per share from continuing operations on a prospective basis after excluding the expected dilutive impact from the anticipated acquisition of GeneOhm Sciences Inc. Management excludes this impact in order to improve the comparability of the period or periods being presented to prior periods where such impact was not recorded.

We also present earnings per share from continuing operations for prior periods after excluding (i) the effects of significant reversals of tax reserves, (ii) the effects of changes in tax laws and regulations and other events that caused the tax rate during the period to vary from BD’s expected effective tax rate for the full year, and/or (iii) the impact on taxes of the planned repatriation of foreign earnings under the provisions of the American Jobs Creation Act. Significant reversals of tax reserves and the items mentioned above that effect our periodic effective tax rate cause fluctuations in BD’s income from continuing operations from period to period that management believes are unrelated to BD’s underlying operating performance. Accordingly, management believes that providing the impact of such effects allows investors to better understand BD’s comparative operating performance for the periods presented. In addition, management eliminates the effect of the repatriation of foreign earnings in order to improve comparability to other periods in which such expense was not recognized.

BD’s management uses each of these non-GAAP measures in its own evaluation of BD’s performance, particularly when comparing performance to past periods. Management also uses the non-GAAP results for budget planning purposes on a quarterly and annual basis.

Non-GAAP results should not be considered in isolation and are not in accordance with, or a substitute for, GAAP results. Our non-GAAP results may differ from similar measures used by other companies, even if similar terms are used to identify such measures. Although BD’s management believes non-GAAP results are useful in evaluating the performance of its business, its reliance on these measures is limited since items excluded from such measures may have a material impact on BD’s net income, earnings per share or cash flows calculated in accordance with GAAP. Therefore, management typically uses non-GAAP results in conjunction with GAAP results to address these limitations. Investors should also consider these limitations when evaluating BD’s results.

BD provides non-GAAP measures to investors on a supplemental basis, as they provide additional insight into BD’s financial results. Management believes the non-GAAP results provide a reasonable measure of BD’s underlying performance before the effects of items that are considered by management to be outside of BD’s underlying operational results or that affect period to period comparability

 ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits. — Exhibit 99.1 Press release dated January 26, 2006, which is furnished pursuant to Item 2.02.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BECTON, DICKINSON AND COMPANY (Registrant)

By: /s/ Dean J. Paranicas
Dean J. Paranicas Vice President, Corporate Secretary and Public Policy

Date: January 26, 2006

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
99.1	Press release dated January 26, 2006, which is furnished pursuant to Item 2.02.